(WCC LOGO)

                       WACKENHUT CORRECTIONS CORPORATION
                              4200 Wackenhut Drive
                     Palm Beach Gardens, Florida 33410-4243
                           Telephone: (561) 622-5656

                                                                  March 16, 2001

Dear Shareholder:

You are cordially invited to attend the 2001 Annual Meeting of the Shareholders of Wackenhut Corrections Corporation. We will hold the meeting on Thursday, May 3, 2001, at 9:00 A.M. (EST) at the Four Seasons Resort Palm Beach, 2800 South Ocean Blvd., Palm Beach, Florida. We hope that you will be able to attend.

Enclosed you will find a notice setting forth the business expected to come before the meeting, the Proxy Statement, a form of proxy and our 2000 Annual Report. In addition to the specific proposals we are requesting shareholders to act upon, we will report on our business and provide our Shareholders an opportunity to ask questions of general interest. Our Board of Directors recommends that you vote FOR each of the proposals on the Proxy Card.

Your vote is very important to us. Whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please complete, sign, date and promptly return the proxy in the self-addressed envelope that we have included for your convenience. No postage is required if it is mailed in the United States. Alternatively, you may wish to submit your proxy by touch-tone phone as indicated on the proxy. Submitting the proxy before the Annual Meeting will not preclude you from voting in person at the Annual Meeting should you decide to attend.

Sincerely,

/s/ G.R. WACKENHUT

George R. Wackenhut
Chairman of the Board

                       WACKENHUT CORRECTIONS CORPORATION
                              4200 Wackenhut Drive
                     Palm Beach Gardens, Florida 33410-4243
                           Telephone: (561) 622-5656

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS ON MAY 3, 2001

                                                                  March 16, 2001

The Annual Meeting of the Shareholders of Wackenhut Corrections Corporation ("WCC") will be held on Thursday, May 3, 2001, at 9:00 A.M. at the Four Seasons Resort Palm Beach, 2800 South Ocean Blvd., Palm Beach, Florida, for the purpose of considering and acting on the following proposals:

        (1) To elect directors for the ensuing year;

        (2) To ratify the appointment of Arthur Andersen LLP as our independent certified public accountants for the fiscal year 2001, and to perform such other services as may be requested;

        (3) To approve an amendment to the Stock Option Plan - 1999 authorizing the issuance of an additional 300,000 shares of WCC Common Stock subject to awards;

        (4) To approve an amendment to the Non-Employee Director Stock Option Plan authorizing the issuance of an additional 25,000 shares of WCC Common Stock subject to awards; and

        (5) To transact any other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only shareholders of Common Stock of record at the close of business on March 16, 2001, the record date and time fixed by the Board of Directors, are entitled to notice of and to vote at said meeting. Additional information regarding the proposals to be acted on at the Annual Meeting can be found in the accompanying Proxy Statement.

By Order of the Board of Directors,

                                          /s/ JOHN J. BULFIN

                                          John J. Bulfin
                                          Senior Vice President, General
                                          Counsel, and Corporate Secretary

                                PROXY STATEMENT

                       WACKENHUT CORRECTIONS CORPORATION
                              4200 Wackenhut Drive
                     Palm Beach Gardens, Florida 33410-4243
                           Telephone: (561) 622-5656
                                                                  March 16, 2001

General Information:

We are furnishing this Proxy Statement in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of Shareholders to be held at the Four Seasons Resort Palm Beach, 2800 South Ocean Blvd., Palm Beach, Florida, May 3, 2001. Please note the Proxy Card provides a means to withhold authority to vote for any individual director-nominee. Also, note the format of the Proxy Card, which provides an opportunity to specify your choice between approval, disapproval or abstention with respect to the proposals indicated on the Proxy Card. A Proxy Card, which is properly executed, returned and not revoked, will be voted in accordance with the instructions indicated. A Proxy voted by telephone and not revoked will be voted in accordance with the shareholder's instructions. If no instructions are given, proxies that are signed and returned or voted by telephone will be voted as follows:

        FOR - The election of directors for the ensuing year;

        FOR - The proposal to ratify the appointment of Arthur Andersen LLP as the independent certified public accountants of WCC;

        FOR - The proposal to approve an amendment to the Stock Option Plan -
              1999 authorizing the issuance of an additional 300,000 shares of WCC Common Stock subject to awards; and

        FOR - The proposal to approve an amendment to the Non-Employee Director
              Stock Option Plan authorizing the issuance of an additional 25,000 shares of WCC Common Stock subject to awards.

The enclosed proxy gives discretionary authority as to any matters not specifically referred to therein. Management is not aware of any other matters to be presented for action by shareholders before the Annual Meeting. If any such matter or matters properly come before the Annual Meeting, it is understood that the designated proxy holders have discretionary authority to vote thereon.

Holders of shares of WCC Common Stock of record as of the close of business on March 16, 2001, will be entitled to one vote for each share of stock standing in their name on the books of WCC. On March 16, 2001, WCC had 21,013,024 shares of Common Stock outstanding.

The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting. With the exception of the election of directors which requires a plurality of the votes cast, the affirmative vote of a majority of the shares of Common Stock represented at the Annual Meeting is required to approve any other proposals. Shares of Common Stock represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time to time without further notice.

Any person giving a proxy has the power to revoke it any time before it is voted by written notice to WCC by executing and delivering a later dated proxy or by attending the meeting and voting the shares.

The cost of preparation, assembly and mailing this Proxy Statement material will be borne by WCC. It is contemplated that the solicitation of proxies will be by mail and telephone. We mailed this Proxy Statement, the Notice of Annual Meeting, the Proxy Card and our Annual Report to Shareholders on or about March 25, 2001.

PROPOSAL 1.

ELECTION OF DIRECTORS

The Board of Directors currently consists of nine (9) members. Unless instructed otherwise, the persons named on the accompanying Proxy Card will vote for the election of the nominees with a recommendation from the Board of Directors to expand the Board of Directors to ten (10) members. With the exception of one nominee, Philip L. Maslowe, all of the nominees are presently directors of WCC who were elected by the shareholders at their last annual meeting.

If any nominee for director shall become unavailable (which management has no reason to believe will be the case), it is intended that the shares represented by the enclosed Proxy Card will be voted for any such replacement or substitute nominee as may be nominated by the Board of Directors.

DIRECTORS AND NOMINEES

CONTINUING DIRECTOR          DIRECTOR
NOMINEES               AGE    SINCE     CURRENT POSITIONS
--------------------   ---   --------   -----------------
Wayne H. Calabrese     50      1998     President, Chief Operating Officer,
                                          Director
Norman A. Carlson      67      1994     Director
Benjamin R. Civiletti  65      1994     Director
Richard H. Glanton     54      1998     Director
Manuel J. Justiz       52      1994     Director
John F. Ruffle         63      1997     Director
George R. Wackenhut    81      1998     Chairman of the Board
Richard R. Wackenhut   53      1988     Director
George C. Zoley        51      1988     Vice Chairman and Chief Executive Officer

NEW NOMINEE            AGE              CURRENT POSITIONS
-----------            ---              -----------------
Philip L. Maslowe      54               Executive Vice President of The Wackenhut
                                        Corporation

A brief biographical statement for each nominee follows:

CONTINUING DIRECTORS
--------------------------------------------------------------------------------

Wayne H. Calabrese                 MR. CALABRESE IS THE PRESIDENT AND CHIEF OPERATING OFFICER
(PHOTO)                            OF WCC, AND PRESIDENT OF THE SUBSIDIARY WCC DEVELOPMENT,
                                   INC. HE SERVED AS EXECUTIVE VICE PRESIDENT OF WCC FROM 1994
                                   TO 1996 AND WAS NAMED CHIEF OPERATING OFFICER AND PRESIDENT
                                   IN 1997. HE JOINED WCC AS VICE PRESIDENT, BUSINESS
                                   DEVELOPMENT IN 1989, AND FROM 1992 TO 1994 SERVED AS CHIEF
                                   EXECUTIVE OFFICER OF AUSTRALASIAN CORRECTIONAL MANAGEMENT,
                                   PTY LTD., A SUBSIDIARY OF WCC BASED IN SYDNEY, AUSTRALIA.
                                   OTHER DIRECTORSHIPS INCLUDE WACKENHUT CORRECTIONS (UK) LTD.,
                                   PREMIER CUSTODIAL GROUP LIMITED, PREMIER PRISON SERVICES
                                   LIMITED, PREMIER TRAINING SERVICES LIMITED, LOWDHAM GRANGE
                                   PRISON SERVICES LIMITED, KILMARNOCK PRISON SERVICES LIMITED,
                                   KILMARNOCK PRISON (HOLDINGS) LIMITED, PUCKLECHURCH CUSTODIAL
                                   SERVICES LIMITED, PUCKLECHURCH CUSTODIAL (HOLDINGS) LIMITED,
                                   MEDOMSLEY TRAINING SERVICES LIMITED, MEDOMSLEY HOLDINGS
                                   LIMITED, PREMIER GEOGRAFIX LIMITED, PREMIER MONITORING
                                   SERVICES LIMITED, MORETON PRISON SERVICES LIMITED, MORETON
                                   PRISON (HOLDINGS) LIMITED, ASHFORD PRISON SERVICES LIMITED,
                                   CAMBRIDGESHIRE CUSTODIAL SERVICES LIMITED AND WACKENHUT
                                   CORRECTIONS CORPORATION, N.V. PRIOR TO JOINING WCC, MR.
                                   CALABRESE WAS A PARTNER IN THE AKRON (OH) LAW FIRM OF
                                   CALABRESE, DOBBINS AND KEPPLE. HIS PRIOR EXPERIENCE INCLUDES
                                   POSITIONS AS ASSISTANT CITY LAW DIRECTOR IN AKRON AND
                                   ASSISTANT COUNTY PROSECUTOR AND CHIEF OF THE COUNTY BUREAU
                                   OF SUPPORT FOR SUMMIT COUNTY (OH). HE IS A GRADUATE OF THE
                                   UNIVERSITY OF AKRON AND HAS A JURIS DOCTOR FROM THE
                                   UNIVERSITY OF AKRON LAW SCHOOL.(d)
-----------------------------------------------------------------------------------------------
Norman A. Carlson                  MR. CARLSON HAS SERVED AS A DIRECTOR OF WCC SINCE APRIL
(PHOTO)                            1994, AND HAD PREVIOUSLY SERVED AS A DIRECTOR OF THE
                                   WACKENHUT CORPORATION SINCE APRIL 1993. MR. CARLSON RETIRED
                                   FROM THE DEPARTMENT OF JUSTICE IN 1987 AFTER SERVING FOR 17
                                   YEARS AS DIRECTOR OF THE FEDERAL BUREAU OF PRISONS. DURING
                                   HIS 30-YEAR CAREER, MR. CARLSON WORKED AT THE UNITED STATES
                                   PENITENTIARY, LEAVENWORTH, KANSAS, AND THE FEDERAL
                                   CORRECTIONAL INSTITUTION, ASHLAND, KENTUCKY. MR. CARLSON WAS
                                   PRESIDENT OF THE AMERICAN CORRECTIONAL ASSOCIATION FROM 1978
                                   TO 1980, AND IS A FELLOW IN THE NATIONAL ACADEMY OF PUBLIC
                                   ADMINISTRATION. FROM 1987 UNTIL 1998, MR. CARLSON WAS
                                   ADJUNCT PROFESSOR IN THE DEPARTMENT OF SOCIOLOGY AT THE
                                   UNIVERSITY OF MINNESOTA. (c)(e)(f)

--------------------------------------------------------------------------------
 4

CONTINUING DIRECTORS
--------------------------------------------------------------------------------

Benjamin R. Civiletti              MR. CIVILETTI HAS BEEN CHAIRMAN OF THE LAW FIRM VENABLE,
(PHOTO)                            BAETJER AND HOWARD SINCE 1993 AND WAS MANAGING PARTNER OF
                                   THE FIRM FROM 1987 TO 1993. FROM 1979 TO 1980, MR. CIVILETTI
                                   SERVED AS THE ATTORNEY GENERAL OF THE UNITED STATES. MR.
                                   CIVILETTI IS CHAIRMAN OF THE BOARD OF GREATER BALTIMORE
                                   MEDICAL CENTER AND THE FOUNDING CHAIRMAN OF THE MARYLAND
                                   LEGAL SERVICES CORPORATION; A DIRECTOR OF BETHLEHEM STEEL
                                   CORPORATION; A DIRECTOR OF MBNA CORPORATION AND MBNA
                                   INTERNATIONAL; AND IS A DIRECTOR OF THE WACKENHUT
                                   CORPORATION. MR. CIVILETTI IS A FELLOW OF THE AMERICAN BAR
                                   FOUNDATION, THE AMERICAN LAW INSTITUTE, AND THE AMERICAN
                                   COLLEGE OF TRIAL LAWYERS. MR. CIVILETTI WAS CHAIRMAN OF THE
                                   MARYLAND GOVERNOR'S COMMISSION ON WELFARE POLICY IN 1993,
                                   AND A MEMBER OF THE MARYLAND GOVERNOR'S TASK FORCE ON
                                   ALTERNATIVES TO INCARCERATION IN 1991.(b)(c)(e)(f)
-----------------------------------------------------------------------------------------------
Richard H. Glanton                 MR. GLANTON IS A PARTNER, CORPORATE AND FINANCE GROUP, IN
(PHOTO)                            THE LAW FIRM OF REED SMITH SHAW & MCCLAY LLP, PHILADELPHIA,
                                   PA AND HAS BEEN WITH THE FIRM SINCE 1987. FROM 1979 TO 1983,
                                   HE WAS DEPUTY COUNSEL TO RICHARD L. THORNBURGH, FORMER
                                   GOVERNOR OF PENNSYLVANIA. MR. GLANTON PRESENTLY SERVES ON
                                   THE BOARDS OF COMMERCIAL GENERAL UNION OF NORTH AMERICA;
                                   EXELON CORPORATION; PECO ENERGY COMPANY; AND PHILADELPHIA
                                   SUBURBAN CORPORATION, A WATER UTILITY COMPANY. HE IS ALSO
                                   CHAIRMAN OF PHILADELPHIA TELEVISION NETWORK. HE SERVED AS
                                   CO-CHAIR OF THE GIRARD INDEPENDENT COMMITTEE, WHICH WAS
                                   ESTABLISHED IN DECEMBER, 1997 FOR INVESTIGATING THE
                                   MANAGEMENT OF A LARGE TRUST FUND IN PHILADELPHIA, WHICH
                                   CONCLUDED ITS MISSION BY ABOUT JUNE, 1998. HE IS A GRADUATE
                                   OF WEST GEORGIA COLLEGE, AND EARNED A J.D. DEGREE FROM THE
                                   UNIVERSITY OF VIRGINIA SCHOOL OF LAW.(b)(f)
-----------------------------------------------------------------------------------------------
Manuel J. Justiz                   ON JANUARY 1, 1990, DR. JUSTIZ WAS APPOINTED DEAN OF THE
(PHOTO)                            COLLEGE OF EDUCATION AT THE UNIVERSITY OF TEXAS AT AUSTIN,
                                   WHERE HE HOLDS THE A.M. AIKIN REGENTS CHAIR IN EDUCATIONAL
                                   LEADERSHIP AND THE LEE HAGE JAMAIL REGENTS CHAIR IN
                                   EDUCATION. FROM 1985 TO 1989, DR. JUSTIZ WAS A CHAIRED
                                   PROFESSOR OF EDUCATIONAL LEADERSHIP AND PUBLIC POLICIES AT
                                   THE UNIVERSITY OF SOUTH CAROLINA, AND IN THE ACADEMIC YEAR
                                   1988-89 WAS THE MARTIN LUTHER KING-ROSA PARKS DISTINGUISHED
                                   SCHOLAR-IN-RESIDENCE AT THE UNIVERSITY OF MICHIGAN IN ANN
                                   ARBOR. FROM 1982 TO 1985, DR. JUSTIZ SERVED AS THE DIRECTOR
                                   OF THE NATIONAL INSTITUTE OF EDUCATION AFTER BEING APPOINTED
                                   BY PRESIDENT REAGAN AND CONFIRMED BY THE U.S. SENATE. IN
                                   THIS POSITION, DR. JUSTIZ SERVED AS PRINCIPAL SPOKESPERSON
                                   FOR EDUCATIONAL POLICY AND RESEARCH TO THE PRESIDENT,
                                   SECRETARY OF EDUCATION, CONGRESS AND EDUCATION ASSOCIA-
                                   TIONS. DR. JUSTIZ ALSO SERVES ON THE BOARD OF DIRECTORS OF
                                   VOYAGER EXPANDED LEARNING AND EDGATE.COM. DR. JUSTIZ EARNED
                                   A PHD IN HIGHER EDUCATION ADMINISTRATION FROM SOUTHERN
                                   ILLINOIS UNIVERSITY IN 1976. HE RECEIVED A BACHELOR OF ARTS
                                   DEGREE IN POLITICAL SCIENCE IN 1970 AND A MASTERS OF SCIENCE
                                   DEGREE IN EDUCATION IN 1972. HE ALSO HOLDS THREE HONORARY
                                   DOCTORATE DEGREES FROM OTHER COLLEGES AND
                                   UNIVERSITIES.(b)(d)(f)

--------------------------------------------------------------------------------

CONTINUING DIRECTORS
--------------------------------------------------------------------------------

John F. Ruffle                     MR. RUFFLE IS A RETIRED VICE CHAIRMAN AND DIRECTOR OF J.P.
(PHOTO)                            MORGAN & CO., INC. AND MORGAN GUARANTY TRUST COMPANY OF NEW
                                   YORK SINCE JUNE 1, 1993. HE JOINED J.P. MORGAN IN 1970 AS
                                   CONTROLLER AND WAS NAMED CFO IN 1980, AND ELECTED VICE
                                   CHAIRMAN IN 1985. EARLIER, HE WAS ASSISTANT TREASURER AND
                                   DIRECTOR OF ACCOUNTING FOR INTERNATIONAL PAPER COMPANY. MR.
                                   RUFFLE ALSO SERVES AS A DIRECTOR OF BETHLEHEM STEEL
                                   CORPORATION, AMERICAN SHARED HOSPITAL SERVICES, AND TRIDENT
                                   CORPORATION, AND THE WACKENHUT CORPORATION. HE IS A TRUSTEE
                                   OF JOHNS HOPKINS UNIVERSITY AND OF JPM SERIES TRUST II
                                   (MUTUAL FUNDS). HE IS A PAST PRESIDENT OF THE BOARD OF
                                   TRUSTEES OF THE FINANCIAL ACCOUNTING FOUNDATION AND A PAST
                                   CHAIRMAN OF THE FINANCIAL EXECUTIVES INSTITUTE, AND IN 1991
                                   RECEIVED THE FINANCIAL EXECUTIVE INSTITUTE'S NATIONAL AWARD
                                   FOR DISTINGUISHED SERVICE. MR. RUFFLE IS A GRADUATE OF JOHNS
                                   HOPKINS UNIVERSITY AND EARNED AN M.B.A. IN FINANCE FROM
                                   RUTGERS UNIVERSITY. HE IS ALSO A CPA.(c)(d)(f)
-----------------------------------------------------------------------------------------------
George R. Wackenhut                MR. WACKENHUT IS CHAIRMAN OF THE BOARD. HE IS CHAIRMAN OF
(PHOTO)                            THE BOARD AND WAS CHIEF EXECUTIVE OFFICER OF THE WACKENHUT
                                   CORPORATION (TWC OR PARENT) UNTIL FEBRUARY 17, 2000. HE WAS
                                   PRESIDENT OF TWC FROM THE TIME IT WAS FOUNDED IN 1954 UNTIL
                                   APRIL 26, 1986. HE FORMERLY WAS A SPECIAL AGENT OF THE
                                   FEDERAL BUREAU OF INVESTIGATION. MR. WACKENHUT IS A MEMBER
                                   OF THE BOARD OF TRUSTEES OF CORRECTIONAL PROPERTIES TRUST, A
                                   FORMER MEMBER OF THE BOARD OF DIRECTORS OF SSJ MEDICAL
                                   DEVELOPMENT, INC., MIAMI, FLORIDA, AND IS ON THE DEAN'S
                                   ADVISORY BOARD OF THE UNIVERSITY OF MIAMI SCHOOL OF
                                   BUSINESS. HE IS ON THE NATIONAL COUNCIL OF TRUSTEES,
                                   FREEDOMS FOUNDATION AT VALLEY FORGE, THE PRESIDENT'S
                                   ADVISORY COUNCIL FOR THE SMALL BUSINESS ADMINISTRATION,
                                   REGION IV, AND A MEMBER OF THE NATIONAL BOARD OF THE
                                   NATIONAL SOCCER HALL OF FAME. HE IS A PAST PARTICIPANT IN
                                   THE FLORIDA GOVERNOR'S WAR ON CRIME AND A PAST MEMBER OF THE
                                   LAW ENFORCEMENT COUNCIL, NATIONAL COUNCIL ON CRIME AND
                                   DELINQUENCY, AND THE BOARD OF VISITORS OF THE U.S. ARMY
                                   MILITARY POLICE SCHOOL. HE IS ALSO A MEMBER OF THE AMERICAN
                                   SOCIETY FOR INDUSTRIAL SECURITY. MR. WACKENHUT WAS A
                                   RECIPIENT IN 1990 OF THE LABOR ORDER OF MERIT, FIRST CLASS,
                                   FROM THE GOVERNMENT OF VENEZUELA; AND, IN 1999 WAS AWARDED
                                   THE DISTINGUISHED ELLIS ISLAND MEDAL OF HONOR BY THE
                                   NATIONAL ETHNIC COALITION OF ORGANIZATIONS. HE HAS BEEN
                                   DESIGNATED A "DISTINGUISHED ALUMNUS" BY WEST CHESTER
                                   UNIVERSITY, THE UNIVERSITY OF HAWAII, AND JOHNS HOPKINS
                                   UNIVERSITY. HE WAS INDUCTED INTO THE WEST CHESTER UNIVERSITY
                                   HALL OF FAME; THE ATHLETE'S HALL OF FAME IN HIS HOME COUNTY,
                                   DELAWARE COUNTY, PA; AND THE "WALL OF FAME", CONSISTING OF
                                   PROMINENT GRADUATES OF UPPER DARBY (PA) HIGH SCHOOL. HE
                                   RECEIVED HIS B.S. DEGREE FROM THE UNIVERSITY OF HAWAII AND
                                   HIS M.ED. DEGREE FROM JOHNS HOPKINS UNIVERSITY. MR.
                                   WACKENHUT IS THE FATHER OF RICHARD R. WACKENHUT, A
                                   DIRECTOR-NOMINEE.(a)

--------------------------------------------------------------------------------
 6

CONTINUING DIRECTORS
--------------------------------------------------------------------------------

Richard R. Wackenhut               MR. WACKENHUT, VICE CHAIRMAN OF THE BOARD OF THE WACKENHUT
(PHOTO)                            CORPORATION (TWC OR PARENT) SINCE NOVEMBER 5, 1999, HAS BEEN
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER OF TWC SINCE FEBRUARY
                                   17, 2000, AND WAS PRESIDENT AND CHIEF OPERATING OFFICER OF
                                   TWC FROM APRIL, 1986 TO APRIL, 2000. HE WAS FORMERLY SENIOR
                                   VICE PRESIDENT, OPERATIONS FROM 1983-1986. HE WAS MANAGER OF
                                   PHYSICAL SECURITY FROM 1973-74. HE ALSO SERVED AS MANAGER,
                                   DEVELOPMENT AT TWC HEADQUARTERS FROM 1974-76; AREA MANAGER,
                                   COLUMBIA, SC FROM 1976-77; DISTRICT MANAGER, COLUMBIA, SC
                                   FROM 1977-79; DIRECTOR, PHYSICAL SECURITY DIVISION AT TWC
                                   HEADQUARTERS FROM 1979-80; VICE PRESIDENT, OPERATIONS FROM
                                   1981-82; AND SENIOR VICE PRESIDENT, DOMESTIC OPERATIONS FROM
                                   1982-83. MR. WACKENHUT IS A MEMBER OF THE BOARD OF DIRECTORS
                                   OF THE WACKENHUT CORPORATION, A DIRECTOR OF WACKENHUT DEL
                                   ECUADOR, S.A.; WACKENHUT UK, LIMITED; WACKENHUT DOMINICANA,
                                   S.A.; CHAIRMAN OF THE BOARD OF DIRECTORS OF WACKENHUT
                                   RESOURCES, INC.; A MEMBER THE BOARD OF TRUSTEES OF
                                   CORRECTIONAL PROPERTIES TRUST; AND A DIRECTOR OF SEVERAL
                                   DOMESTIC SUBSIDIARIES OF TWC. HE IS VICE CHAIRMAN OF
                                   ASSOCIATED INDUSTRIES OF FLORIDA. HE IS ALSO A MEMBER OF THE
                                   AMERICAN SOCIETY FOR INDUSTRIAL SECURITY, A MEMBER OF THE
                                   CITADEL ADVISORY COUNCIL, A MEMBER OF THE INTERNATIONAL
                                   SECURITY MANAGEMENT ASSOCIATION, AND A MEMBER OF THE
                                   INTERNATIONAL ASSOCIATION OF CHIEFS OF POLICE. HE RECEIVED
                                   HIS B.A. DEGREE FROM THE CITADEL IN 1969, AND COMPLETED THE
                                   ADVANCED MANAGEMENT PROGRAM OF THE HARVARD UNIVERSITY SCHOOL
                                   OF BUSINESS ADMINISTRATION IN 1987. MR. WACKENHUT IS THE SON
                                   OF GEORGE R. WACKENHUT, A DIRECTOR-NOMINEE.(a)
-----------------------------------------------------------------------------------------------
George C. Zoley                    MR. ZOLEY IS VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF
(PHOTO)                            WCC. HE HAS SERVED AS PRESIDENT AND A DIRECTOR OF WCC SINCE
                                   IT WAS INCORPORATED IN 1988, AND CHIEF EXECUTIVE OFFICER
                                   SINCE APRIL 1994. MR. ZOLEY ESTABLISHED WCC AS A DIVISION OF
                                   THE WACKENHUT CORPORATION IN 1984, AND CONTINUES TO BE A
                                   MAJOR FACTOR IN WCC'S DEVELOPMENT OF THE PRIVATIZED
                                   CORRECTIONAL AND DETENTION FACILITY BUSINESS. MR. ZOLEY IS
                                   ALSO A DIRECTOR OF WACKENHUT CORRECTIONS CORPORATION
                                   AUSTRALIA PTY LIMITED, AUSTRALASIAN CORRECTIONAL SERVICES
                                   PTY LIMITED, AUSTRALASIAN CORRECTIONAL MANAGEMENT PTY
                                   LIMITED, CANADIAN CORRECTIONAL MANAGEMENT INC., WCC RE
                                   HOLDINGS, INC., ATLANTIC SHORES HEALTHCARE, WACKENHUT
                                   CORRECTIONS CORPORATION, N.V., AND OF OTHER SUBSIDIARIES
                                   THROUGH WHICH WCC CONDUCTS ITS OPERATIONS. MR. ZOLEY IS ALSO
                                   A TRUSTEE OF CORRECTIONAL PROPERTIES TRUST. FROM 1981
                                   THROUGH 1988, AS MANAGER, DIRECTOR, AND THEN VICE PRESIDENT
                                   OF GOVERNMENT SERVICES OF WACKENHUT SERVICES, INC. (WSI),
                                   MR. ZOLEY WAS RESPONSIBLE FOR THE DEVELOPMENT OF
                                   OPPORTUNITIES IN THE PRIVATIZATION OF GOVERNMENT SERVICES BY
                                   WSI. PRIOR TO JOINING WSI, MR. ZOLEY HELD VARIOUS
                                   ADMINISTRATIVE AND MANAGEMENT POSITIONS FOR CITY AND COUNTY
                                   GOVERNMENTS IN SOUTH FLORIDA. MR. ZOLEY HAS BOTH A MASTERS
                                   AND DOCTORATE DEGREE IN PUBLIC ADMINISTRATION. (a)(d)

--------------------------------------------------------------------------------

DIRECTOR NOMINEE
--------------------------------------------------------------------------------

Philip L. Maslowe                  MR. MASLOWE IS EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL
(PHOTO)                            OFFICER AND TREASURER OF THE WACKENHUT CORPORATION (TWC OR
                                   PARENT), AND HAS BEEN WITH TWC SINCE AUGUST 1997. MR.
                                   MASLOWE WAS EMPLOYED BY KINDERCARE LEARNING CENTERS, INC. AS
                                   EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER FROM
                                   1993 TO 1997. BEFORE JOINING KINDERCARE, HE WAS EXECUTIVE
                                   VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF THRIFTY
                                   CORPORATION. FROM 1980 TO 1991, HE WAS WITH THE VONS
                                   COMPANIES, INC., SERVING IN HIS LAST POSITION AS GROUP VICE
                                   PRESIDENT, FINANCE. MR. MASLOWE ALSO SERVES ON THE BOARD OF
                                   DIRECTORS OF BRUNO'S SUPERMARKETS, INC., A SUPERMARKET
                                   CHAIN. MR. MASLOWE IS A GRADUATE OF LOYOLA UNIVERSITY OF
                                   CHICAGO (MAGNA CUM LAUDE) AND HOLDS A M.B.A. FROM THE J.L.
                                   KELLOGG GRADUATE SCHOOL OF MANAGEMENT AT NORTHWESTERN
                                   UNIVERSITY.

        (a)   Member of Executive Committee

        (b)   Member of Nominating and Compensation Committee

        (c)   Member of Audit and Finance Committee

        (d)   Member of Corporate Planning Committee

        (e)   Member of Operations and Oversight Committee

        (f)   Member of Independent Committee

The election of the directors listed above will require the affirmative vote of the holders of a plurality of the shares present or represented at the shareholders meeting.

COMPOSITION AND FUNCTIONS OF SPECIFIC COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has established an Executive Committee, a Nominating and Compensation Committee, and an Audit and Finance Committee.

The Executive Committee's members are George R. Wackenhut, Richard R. Wackenhut and George C. Zoley. The Executive Committee has full authority to exercise all the powers of the Board of Directors between meetings of the Board of Directors, except as reserved by the Board of Directors.

The Nominating and Compensation Committee's members are Benjamin R. Civiletti (Committee Chairman), Richard H. Glanton and Manuel J. Justiz. The Nominating and Compensation Committee, in addition to its role in recommending compensation for the Chief Executive Officer and the other executive officers, evaluates possible Director nominees and makes recommendations concerning such nominees to the Board of Directors, and recommends to the Chairman and the Board itself the composition of Board Committees and nominees for officers of WCC. See the Report of the Compensation Committee later in this Proxy Statement. Shareholders desiring to suggest qualified nominees for director should advise the Secretary of the Corporation in writing and include sufficient biographical material to permit an appropriate evaluation.

The Audit and Finance Committee's members are John F. Ruffle (Committee Chairman), Benjamin R. Civiletti and Norman A. Carlson. The Audit and Finance Committee met five times during the past fiscal year. The Audit and Finance Committee's principal functions and responsibilities are set forth in the Audit and Finance Committee Charter that is included with this Proxy Statement as Appendix I. The Report of the Audit and Finance Committee is included later in this Proxy Statement.

The Board of Directors held four meetings during the 2000 fiscal year. Each incumbent director attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by all Board committees on which he served.

AUDIT FEES

The aggregate fees billed during the most recently completed fiscal year for services rendered by Arthur Andersen LLP, WCC's independent certified public accountants, for professional services rendered in connection with the audit of WCC's annual financial statements (Form 10-K) and reviews of WCC's quarterly financial statements (Forms 10-Q) were $217,000.

FINANCIAL INFORMATION SYSTEMS DESIGN

No fees were billed during the most recently completed fiscal year for services rendered by Arthur Andersen LLP for professional services such as directly or indirectly operating or supervising the operation of WCC's information systems, managing WCC's local area network, or designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to WCC's financial statements taken as a whole.

ALL OTHER FEES

The aggregate fees billed during the most recently completed fiscal year for services rendered by Arthur Andersen LLP other than services covered in the preceding paragraphs were $129,000. The Audit and Finance Committee considered whether the provision of these services was compatible with maintaining Arthur Andersen LLP's independence.

Arthur Andersen LLP attributes 0% of engagement hours expended to work performed by persons other than full-time, permanent employees of Arthur Andersen LLP.

A representative of Arthur Andersen LLP is expected to be present at the shareholders meeting and shall have an opportunity to make a statement if he or she so desires. This representative will also be available to respond to appropriate questions raised at the meeting.

SECURITY OWNERSHIP

The following table shows the number of shares of WCC's Common Stock, each with a par value of $.01 per share, that were beneficially owned as of March 7, 2001, by each director nominee for election as director at the 2001 Annual Meeting of Shareholders, by each named executive officer, by all director nominees and executive officers as a group, and by each person or group who was known by WCC to beneficially own more than 5% of WCC's outstanding Common Stock.

                                                           COMMON STOCK
                                                   -----------------------------
                                                   AMOUNT & NATURE
                                                    OF BENEFICIAL     PERCENT OF
BENEFICIAL OWNER(1)                                OWNERSHIP(2)(4)      CLASS
--------------------------------------------------------------------------------
DIRECTOR NOMINEES
Wayne H. Calabrese                                      103,334             *
Norman A. Carlson                                         6,000             *
Benjamin R. Civiletti                                    10,000             *
Richard H. Glanton                                        6,000             *
Manuel J. Justiz                                         11,000             *
Philip L. Maslowe                                             0             *
John F. Ruffle                                            9,500             *
George R. Wackenhut (beneficially with wife, Ruth
  J. Wackenhut)                                      12,107,530(5)      57.62
Richard R. Wackenhut                                     74,666             *
George C. Zoley                                         268,000           1.3

EXECUTIVE OFFICERS
Carol M. Brown                                           64,774             *
John J. Bulfin                                            4,000             *
John M. Hurley                                            6,000             *
Donald H. Keens                                          18,000             *
John G. O'Rourke                                         55,000             *

ALL NOMINEES AND EXECUTIVE OFFICERS AS A GROUP       12,743,804         60.65

OTHER
The Wackenhut Corporation (3)                        12,000,000         57.11

* Beneficially owns less than 1%

NOTES

     (1) Unless stated otherwise, the address of the beneficial owners is 4200 Wackenhut Drive, Palm Beach Gardens, Florida 33410.

     (2) Information concerning beneficial ownership was furnished by the persons named in the table or derived from documents filed with the Securities and Exchange Commission. Each person named in the table has sole voting and investment power with respect to the shares beneficially owned.

     (3) Whose address is 4200 Wackenhut Drive, Palm Beach Gardens, Florida 33410. These shares are indirectly held through a wholly owned subsidiary of The Wackenhut Corporation, Tuhnekcaw, Inc., a Delaware Corporation.

     (4) Total shares include options that are immediately exercisable. The number of shares subject to options for Mr. Calabrese is 103,334, Mr. Carlson is 6,000, Mr. Civiletti is 10,000, Mr. Glanton is 6,000, Mr. Justiz is 10,000, Mr. Ruffle is 7,000, Mr. G.R. Wackenhut is 107,530, Mr. R.R. Wackenhut is 74,666, Mr. Zoley is 268,000, Ms. Brown is 64,774, Mr. Bulfin is 4,000, Mr. Hurley is 6,000, Mr. Keens is 18,000, and Mr. O'Rourke is 55,000.

     (5) George R. Wackenhut and Ruth J. Wackenhut, through trusts over which they have sole dispositive and voting power, control 50.05% of the issued and outstanding voting common stock of The Wackenhut Corporation. The Wackenhut Corporation, through a wholly owned subsidiary, Tuhnekcaw, Inc., controls WCC. By virtue of their control of The Wackenhut Corporation, George R. Wackenhut and Ruth J. Wackenhut are deemed beneficial owners of the WCC stock owned by The Wackenhut Corporation.

EXECUTIVE COMPENSATION

The following table shows remuneration paid or accrued by WCC during the fiscal year ended December 31, 2000, and each of the two preceding fiscal years, to the Chief Executive Officer and to each of the four most highly compensated executive officers of WCC other than the Chief Executive Officer for services in all capacities while they were employees of WCC, and the capacities in which the services were rendered.

SUMMARY COMPENSATION TABLE

                                     ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                                ------------------------------   -------------------------------------
                                                                                  AWARDS
                                                                    OTHER       SECURITIES   ALL OTHER
                                                                    ANNUAL      UNDERLYING    COMPEN-
                                                                 COMPENSATION    OPTIONS/     SATION
NAME AND PRINCIPAL POSITION     YEAR   SALARY($)   BONUS($)(1)       ($)         SARS(#)        ($)
------------------------------------------------------------------------------------------------------
George R. Wackenhut             2000    375,000       98,559          --              --           --
Chairman of the Board           1999    375,000      127,500          --              --           --
                                1998         --           --          --              --           --

George C. Zoley                 2000    575,000           --          --          70,000           --
Vice Chairman of the Board,     1999    500,000      195,500          --          33,000           --
Chief Executive Officer         1998    436,000      227,000          --          30,000           --
and Director

Wayne H. Calabrese              2000    375,000       42,500          --          50,000           --
President, Chief Operating      1999    330,000      108,706          --          25,000           --
Officer and Director            1998    286,000      125,000          --          20,000           --

John G. O'Rourke                2000    216,000       40,550          --          30,000           --
Senior Vice President -         1999    200,000       52,488          --          15,000           --
Finance, Chief Financial        1998    166,000       60,000          --           5,000           --
Officer and Treasurer

Carol M. Brown                  2000    218,500       41,019          --          30,000           --
Senior Vice President -         1999    190,000       53,055          --          15,000           --
Health Services                 1998    156,000       55,000          --           5,000           --

NOTES

     (1) Includes amounts paid pursuant to WCC's Senior Incentive Plan.

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                                                  POTENTIAL REALIZABLE
                                                                                    VALUE AT ASSUMED
                                                                                 ANNUAL RATES OF STOCK
                                                                                   PRICE APPRECIATION
                           INDIVIDUAL GRANTS(2)                                    FOR OPTION TERM(3)
                        ---------------------------                              ----------------------
                         NUMBER OF      % OF TOTAL
                         SECURITIES    OPTIONS/SARS
                         UNDERLYING     GRANTED TO    EXERCISE OR
                        OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    EXPIRATION
NAME & POSITION(1)        GRANTED      FISCAL YEAR     ($/SHARE)       DATE       5% ($)       10% ($)
-------------------------------------------------------------------------------------------------------
George C. Zoley            70,000           24%          8.44        2/16/10     $371,441     $941,304
Wayne H. Calabrese         50,000           17%          8.44        2/16/10     $265,315     $672,360
John G. O'Rourke           30,000           10%          8.44        2/16/10     $159,189     $403,416
Carol M. Brown             30,000           10%          8.44        2/16/10     $159,189     $403,416

     (1) George R. Wackenhut received no Options/SAR Grants in the last Fiscal Year.

     (2) Options granted under the Stock Option Plan - 1999. Mr. Zoley's options vest immediately, while Mr. Calabrese's, Mr. O'Rourke's and Ms. Brown's options vest 20% at grant date and 20% each year thereafter until fully vested.

     (3) The full option term was used in the 5% and 10% annual growth projections for the price of the underlying stock.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                     VALUE OF
                                                      NUMBER OF SECURITIES         UNEXERCISED
                                                           UNDERLYING              IN-THE-MONEY
                                                           UNEXERCISED           OPTIONS/SARS AT
                                                         OPTIONS/SARS AT           FISCAL YEAR-
                                                       FISCAL YEAR-END(#)             END($)
                                 SHARES               ---------------------      ----------------
                                ACQUIRED
                                   ON       VALUE                                  EXERCISABLE
                                EXERCISE   REALIZED      EXERCISABLE(E)/               (E)/
                                  (#)        ($)        UNEXERCISABLE(U)         UNEXERCISABLE(U)
-------------------------------------------------------------------------------------------------
George R. Wackenhut                --         --       32,864E(1)       --U(1)   202,935E(1)  --U(1)
                                   --         --       74,666E(2)       --U(2)   270,664E(2)  --U(2)

George C. Zoley                    --         --      194,000E(2)    4,000U(2)    90,625E(2)  --U(2)

Wayne H. Calabrese                 --         --       72,334E(2)   65,000U(2)    80,961E(2)  --U(2)

John G. O'Rourke                   --         --       39,000E(2)   36,000U(2)    54,375E(2)  --U(2)

Carol M. Brown                     --         --        6,108E(1)       --U(1)    37,717E(1)  --U(1)
                                                       42,666E(2)   36,000U(2)    67,664E(2)  --U(2)

     (1) Options under the WCC 1994 Stock Option Plan ("First Plan")

     (2) Options under the WCC Second Stock Option Plan ("Second Plan")

The following table sets forth the estimated annual benefits payable under the Executive Officer Retirement Plan ("Retirement Plan") to an employee upon retirement at age 65 and reflects an offset by social security benefits.

                               PENSION PLAN TABLE

     REMUNERATION                               YEARS OF SERVICE
----------------------   ---------------------------------------------------------------
ASSUMED AVERAGE ANNUAL              (ESTIMATED ANNUAL RETIREMENT BENEFITS FOR
 SALARY FOR FIVE-YEAR                YEARS OF CREDITED SERVICE SHOWN BELOW)
   PERIOD PRECEDING      ---------------------------------------------------------------
      RETIREMENT            10         15         20         25         30         35
----------------------------------------------------------------------------------------
       $125,000          $ (2,665)  $  3,862   $  9,502   $ 14,090   $  6,177   $ (3,221)
        150,000             1,835     10,612     18,502     25,340     17,427      8,029
        175,000             6,335     17,362     27,502     36,590     28,677     19,279
        200,000            10,835     24,112     36,502     47,840     39,927     30,529
        225,000            15,335     30,862     45,502     59,090     51,177     41,779
        250,000            19,835     37,612     54,502     70,340     62,427     53,029
        300,000            28,835     51,112     72,502     92,840     84,927     75,529
        400,000            46,835     78,112    108,502    137,840    129,927    120,529
        450,000            55,835     91,612    126,502    160,340    152,427    143,029
        500,000            64,835    105,112    144,502    182,840    174,927    165,529

Mr. Zoley, Mr. Calabrese, Ms. Brown, and Mr. O'Rourke have 19, 11, 10, and 8 years of credited service, respectively, under the Retirement Plan. George R. Wackenhut does not participate in WCC's Retirement Plan but is covered by the Parent Retirement Plan.

WCC's Retirement Plan is a defined benefit plan and, subject to certain maximum and minimum provisions, bases pension benefits on a percentage of the employee's final average annual salary, not including bonus (earned during the employee's last five years of credited service) times the employee's years of credited service. Benefits under the Retirement Plan are offset by social security benefits. Generally, a participant will vest in his or her benefits upon the completion of ten years of service. The amount of benefit increases for each full year beyond ten years of service except that there are no further increases after twenty-five years of service.

CORPORATION INCENTIVE PLAN

In March 1995, WCC adopted the Wackenhut Corrections Corporation Senior Officer Incentive Plan (the "Corporation Incentive Plan") for certain of its senior officers including all of the Named Executive Officers. Participants in the Corporation Incentive Plan are assigned a target incentive award, stated as a percentage of the participant's base salary depending upon the participant's position with WCC. The target incentive awards for 2000 for the Chief Executive Officer, President and Senior Vice Presidents of WCC were 35%, 30%, and 25% respectively, of base salary. The Compensation Committee's decisions regarding the amount of incentive compensation payable in a given year and the allocation among the participants is based on several factors, including WCC's profitability, the contribution of a particular employee during the fiscal year and compliance with previously agreed upon goals and objectives as outlined in WCC's strategic plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
PARTICIPATION

During fiscal 2000, Benjamin R. Civiletti (Chairman), Manuel J. Justiz and Richard H. Glanton served on the Nominating and Compensation Committee of the Board of Directors. George R. Wackenhut serves as an officer and director of Parent and certain of its affiliates. Benjamin R. Civiletti also serves as Vice Chairman of the Nominating and Compensation Committee of Parent.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Nominating and Compensation Committee of the Board of Directors (the "Compensation Committee") met two times during 2000. The Compensation Committee is composed of three independent, non-employee directors who are not eligible to participate in any of the executive compensation programs. Among its other duties, the Compensation Committee is responsible for recommending to the full Board the annual remuneration for all executive officers, including the Chief Executive Officer and the other officers named in the Summary Compensation Table set forth above, and to oversee WCC's compensation plans for key employees. The Compensation Committee seeks to provide, through its administration of WCC's Compensation program, salaries that are competitive and incentives that are primarily related to corporate performance. The components of the compensation program are base salary, annual incentive bonuses, retirement plans (as noted earlier in the Proxy), and long-term incentive awards in the form of stock options.

Base salary is the fixed amount of total annual compensation paid to executives on a regular basis during the course of the fiscal year. Management of WCC determines a salary for each senior executive position that it believes is appropriate to attract and retain talented and experienced executives, and that is generally competitive with salaries for executives holding similar positions at comparable companies. The starting point for this analysis is each officer's base salary for the immediately preceding fiscal year. From this, time-to-time management will obtain reports from independent organizations concerning compensation levels for reasonably comparable companies. This information will be used as a market check on the reasonableness of the salaries proposed by management. The comparative companies will include a group of competitor companies whose revenue, performance, and position matches are deemed relevant and appropriate. Management will then recommend executive salaries to the Compensation Committee.

The Compensation Committee reviews and adjusts the salaries suggested by management as it deems appropriate, and generally asks management to justify its recommendations, particularly if there is a substantial difference between the recommended salary and an officer's compensation for the prior fiscal year. In establishing the base salary for each officer (including that of the CEO), the Compensation Committee will evaluate numerous factors including WCC's operating results, net income trends, and stock market performance, as well as comparisons with financial and stock performances of other companies, including those that are in competition with WCC. In addition, data developed as a part of the strategic planning process, but which may not be directly related to corporate profitability, will be utilized as appropriate.

The Summary Compensation Table set forth elsewhere in this Proxy Statement shows the salary of the CEO and the other named executive officers. The Compensation Committee formally evaluates the performance of the CEO.

WCC has an incentive compensation plan (the "Bonus Plan") for officers and key employees. The aggregate amount of incentive compensation payable under the Bonus Plan will be based on WCC's consolidated revenue and income after provision for income taxes. The Bonus Plan is intended as an incentive for executives to increase both revenue and profit and uses these as factors in calculating the individual bonuses. The weightings for these factors are 65% profit and 35% revenue. WCC exceeded the revenue target and fell short of achieving profit target for 2000. An adjustment to the incentive award (up to 50% upward or 100% downward) may be applied to reflect individual performance. The Compensation Committee's decisions regarding the amount of incentive compensation payable in a given year and the allocation among the participants will be based on these factors, the contribution of a particular employee during the fiscal year and compliance with previously agreed upon goals and objectives as outlined in WCC's strategic plan. WCC also maintains a Stock Option Plan (the
Plan) for executive officers, including the CEO and other key employees. Participants receive stock option grants based upon their overall contribution to WCC. Such options are granted at market value at the time of grant and have variable vesting periods in order to encourage retention.

The base salary and Bonus Plan and Stock Option Plan components of compensation will be implemented by the above described policies, and will result in a compensation program that the Compensation Committee believes is fair, competitive and in the best interests of the shareholders.

By the Nominating and Compensation Committee:
        Benjamin R. Civiletti (Chairman)
        Richard H. Glanton
        Manuel J. Justiz

AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee of the Board of Directors of Wackenhut Corrections Corporation met five times during 2000. All members of the Audit and Finance Committee are independent as independence is defined in the applicable standard of the New York Stock Exchange.

The Audit and Finance Committee has adopted a written charter that sets forth its powers and duties. A copy of that charter is attached as an appendix to this proxy. In accordance with those powers and duties, the Audit and Finance Committee has:

        1. reviewed and discussed the audited financial statements for the fiscal year with management;

        2. discussed with the independent accountants the matters required to be discussed by SAS 61 (codification of Statements on Auditing Standards, AU sec 380) as then modified or supplemented;

        3. received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit and Finance Committees," as then modified or supplemented, and has discussed with the independent accountants the independent accountants' independence;

        4. based on the review and discussions referred to in paragraphs 1 through 3 above, the Audit and Finance Committee recommends to the Board of Directors that the audited financial statements be included in WCC's Annual Report on Form 10-K for the fiscal year for filing with the Securities and Exchange Commission; and

        5. reviewed its Charter and made such recommendations as it deems necessary to the Board of Directors.

By the Audit and Finance Committee:
        John F. Ruffle (Chairman)
        Benjamin R. Civiletti
        Norman A. Carlson

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
          WACKENHUT CORRECTIONS CORPORATION, WILSHIRE 5000 EQUITY, AND
                 S&P SERVICES (COMMERCIAL AND CONSUMER) INDEXES

                    (Performance through December 31, 2000)

                                                  WACKENHUT CORRECTIONS                                 S&P SERVICES (COMMERCIAL
                                                       CORPORATION            WILSHIRE 5000 EQUITY            AND CONSUMER)
                                                  ---------------------       --------------------      ------------------------
Dec-95                                                   100.00                      100.00                      100.00
Dec-96                                                   158.42                      121.22                      103.26
Dec-97                                                   212.87                      159.14                      141.63
Dec-98                                                   226.73                      196.43                      114.87
Dec-99                                                    92.58                      242.72                      100.72
Dec-00                                                    58.42                      216.58                       67.52

Assumes $100 invested on December 31, 1995 in Wackenhut Corrections Corporation Common Stock and the Index companies.

* Total return assumes reinvestment of dividends.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

SERVICES AGREEMENT. WCC and Parent entered into a services agreement on December 20, 1995 which became effective January 1, 1996, pursuant to which Parent agreed to continue to provide certain of these services to WCC through January 2, 2000. This agreement is being renewed on a yearly basis.

In accordance with the terms of the Services Agreement, WCC paid Parent a fixed annual fee for services (the "Annual Services Fee") equal to $3,468,000 in fiscal 2000. Management of WCC believes that the Annual Services Fees under the Services Agreement are on terms no less favorable to WCC than could be obtained from unaffiliated third parties. If WCC determines that it can obtain any of the services to which the Annual Services Fees relate at a cost less than that specified in the Services Agreement, WCC may obtain such services from another party and terminate the provision of such services by the Parent with a corresponding reduction in the Annual Services Fee.

Under the Services Agreement, the services to be provided by Parent to WCC for the Annual Services Fee include the following:

          FINANCIAL, ACCOUNTING, TAX AND RISK MANAGEMENT SERVICES. Under the Services Agreement, Parent provides WCC with (i) treasury operations,
     (ii) payroll operations, (iii) tax advisory services and preparation of tax returns, (iv) limited support in the processing of accounts payable,
     (v) periodic internal field audits, and (vi) risk management services.

          HUMAN RESOURCES SERVICES. Under the Services Agreement, Parent provides WCC assistance in the identification and selection of employees, the development of competitive salary ranges, and compliance by WCC with various equal employment opportunity and other employment related requirements. Parent also assists WCC in implementing and administering employee benefit plans and retirement programs which comply with applicable laws and regulations.

          INFORMATION TECHNOLOGY. Under the Services Agreement, Parent provides WCC with (i) training services, (ii) application development,
     (iii) telephone support for application users, (iv) configuration and development of personal computer support, (v) updates of application systems, (vi) design and execution of disaster recovery plans and
     (vii) telecommunications infrastructure and support.

Any services provided by Parent to WCC beyond the services covered by the Annual Services Fees are billed to WCC at cost or on a cost plus basis as described in each of the Services Agreement or on such other basis as WCC and Parent agree.

The following table sets forth certain amounts billed to WCC during fiscal 2000 for services not covered by the Annual Services Fee paid under the 1996 Services Agreement.

                                                     FISCAL 2000
                                                     -----------
Casualty Insurance Premiums(1).....................   13,588,000
Interest Charges (Income)(2).......................       65,000
Office Rental(3)...................................      315,000
          Total....................................  $13,968,000

     (1) Casualty insurance premiums relate to workers' compensation, general liability and automobile insurance coverage obtained through Parent's Insurance Program. Substantially, all of the casualty insurance premiums represented premiums paid to a captive reinsurance company that is wholly owned by Parent. Under the terms of each of the Services Agreement, WCC also has the option to continue to participate in certain other insurance policies maintained by Parent for which WCC reimburses Parent for direct and indirect costs associated in providing such services.

     (2) WCC is charged interest on intercompany indebtedness and charges interest on intercompany loans at rates that reflect Parent's average interest costs on long-term debt, exclusive of mortgage financing.

     (3) Effective February 15, 1996, WCC entered into a 15-year agreement with Parent providing for the rental of approximately 14,672 square feet of office space at its corporate headquarters in Palm Beach Gardens, Florida, at an annual rate of $315,328 ($19.50 per square foot) on terms which WCC believes to be no less favorable than could have been obtained from unaffiliated third parties. Parent also provides building services such as mailroom, reception and security as a component of the Services Agreement.

Management of WCC believes that the services provided for the Annual Services Fees and the other services that will or may be provided under the Services Agreement are, or will be, on terms no less favorable to WCC than could have been obtained from unaffiliated third parties.

Under the terms of the Services Agreement, Parent has further agreed that for so long as it provides WCC with any services (including those provided under the Services Agreement) and for a period of two years thereafter, Parent and its affiliates will not directly or indirectly compete with WCC or any of its affiliates in the design, construction, development or management of correctional or detention institutions or facilities in the United States. Additionally, during the period described above, Parent will not (and will use its best efforts to cause its affiliates not to) directly or indirectly compete with WCC or any of its affiliates in the design, construction, development or management of correctional or detention institutions or facilities outside the United States. Nevertheless, in the United States, Parent's North American Operations Group may continue to bid for and perform any of the services that it currently performs. These services include prisoner transit, court security services and food services. WCC has also agreed that it will provide Parent with the first opportunity to participate on a competitive basis as a joint venture in the development of facilities outside the United States.

From time to time, Parent has guaranteed certain obligations of WCC and its affiliates. These guarantees remained in place following the IPO and may be called upon should there be a default with respect to such obligations.

WCC anticipates that it may from time to time use the services of the law firm of Venable, Baetjer & Howard, of which Mr. Benjamin R. Civiletti is a partner and the firm of Reed Smith Shaw & McClay LLP, of which Mr. Richard H. Glanton is a partner.

George C. Zoley, Vice Chairman of the Board and Chief Executive Officer of WCC, also served until February 9, 2001 as Senior Vice President of TWC, and serves as a Director of Wackenhut Corrections Corporation Australia Pty Limited, Australasian Correctional Services Pty Limited, Australasian Correctional Management Pty Limited, Canadian Correctional Management Inc., WCC RE Holdings, Inc., Atlantic Shores Healthcare, and Wackenhut Corrections Corporation, N.V., affiliates of WCC. George R. Wackenhut is Chairman of the Board of WCC, is Chairman of the Board of Parent and, together with his wife Ruth J. Wackenhut, through trusts over which they have sole dispositive and voting power, control approximately 50.05% of the issued and outstanding voting common stock of Parent. Parent owns all of the outstanding shares of Tuhnekcaw, Inc., a Delaware corporation that in turn owns approximately 57.11% of issued and outstanding shares of Common Stock of WCC. Richard R. Wackenhut, a member of the Board of Directors of WCC, also serves as President and Chief Executive Officer and Vice Chairman of the Board of Parent. He is the son of George R. and Ruth J. Wackenhut.

DIRECTORS' COMPENSATION

Directors of WCC who are not Officers were paid during fiscal year 2000 an annual retainer fee at the rate of $20,000 per year plus $1,500 for each Board Meeting attended, $1,000 for each committee meeting attended as committee members, and $1,500 for each committee meeting attended as committee chairperson. Each Director also receives from WCC an option to purchase up to two thousand (2,000) shares of the Common Stock of the Corporation.

No other compensation was paid to Directors or their affiliates by WCC during 2000.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

All SEC Forms 3, 4 and 5 filings appear to have been made when due. Those Directors and Officers not required to file a Form 5 for fiscal 2000 have furnished WCC with a statement that no filing is due.

PROPOSAL 2.

TO APPOINT INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Although not required by the By-Laws, the Board of Directors, in the interest of accepted corporate practice, asks shareholders to ratify the action of the Board of Directors in appointing the firm of Arthur Andersen LLP to be the independent certified public accountants of WCC for the fiscal year 2001, and to perform such other services as may be requested. If the shareholders do not ratify this appointment, the WCC's Board of Directors will reconsider its action. Arthur Andersen LLP has advised WCC that no partner or employee of Arthur Andersen LLP has any direct financial interest or any material indirect interest in WCC other than receiving payment for its services as independent certified public accountants.

PROPOSAL 3.

TO APPROVE AN AMENDMENT TO THE STOCK OPTION PLAN - 1999

The 1999 Plan was approved by the Board of Directors and the shareholders in 1999.

The purpose of the 1999 Plan is to reward superior performance with a variable component of pay. The 1999 Plan is intended to encourage stock ownership by senior executives; to balance the short-term emphasis of the annual incentive plan with a longer-term perspective; to reinforce strategic goals by linking them to compensation; and to provide retention incentives for employees considered key to the future success of WCC.

SUMMARY DESCRIPTION OF THE AMENDMENT TO THE 1999 PLAN

          SHARES SUBJECT TO THE 1999 PLAN. The Amendment to the 1999 Plan increases the number of shares of Common Stock subject to options under the 1999 Plan to Eight hundred fifty thousand (850,000) shares of Common Stock, an increase of Three hundred thousand (300,000) shares.

SUMMARY DESCRIPTION OF THE EXISTING 1999 PLAN

The following summarizes the material terms of the existing 1999 plan. The 1999 Plan shall remain in effect until February 17, 2009 unless terminated earlier by the Board of Directors.

        INDIVIDUAL AWARD LIMIT. A maximum of One hundred thousand (100,000) shares under Option may be granted to any Participant in any one fiscal year.

        ADMINISTRATION OF THE 1999 PLAN. The 1999 Plan is administered by the Nominating and Compensation Committee of the Board of Directors (the "Committee"), who, subject to ratification by the Board of Directors, has the authority, among other things, to select employees to whom awards are granted, and to determine the terms and conditions of such awards in a manner consistent with the 1999 Plan, subject to ratification by the Board of Directors.

        ELIGIBILITY UNDER THE 1999 PLAN. Key employees of WCC are eligible to participate in the 1999 Plan. Non-Employee directors of WCC are not eligible.

The 1999 Plan provides for broad discretion in selecting Participants and in making awards. The total number of persons who will participate and the respective benefits to be awarded to them cannot be determined at this time.

        STOCK OPTIONS. Stock Options may be granted by the Committee in the form of Nonqualified Stock Options ("NQSO's").

The purchase price per share under any Option shall be determined by the Committee in its own discretion. The term of each Option shall be fixed by the Committee, and it is expected that no Option shall have a term extending beyond ten years from the date the Option is granted. Options shall be subject to such terms and conditions and shall be exercisable at such time or times as determined by the Committee. The Committee's actions in these matters are subject to ratification by the Board of Directors.

Options may be exercised by payment of the purchase price in cash, in previously acquired shares of Wackenhut Corrections Corporation stock, or a combination thereof. In addition, the Committee may allow broker-assisted cashless exercises.

In the event a Participant voluntarily terminates employment or is terminated involuntarily before Stock Options have been vested, any such award will be forfeited. If the employment of a Participant is terminated for "Cause", all outstanding options shall be immediately forfeited to WCC regardless of vested status. In the event of death, permanent disability, normal retirement, or upon the occurrence of a defined "change of control" of WCC, all Stock Options will vest immediately.

        AWARDS NONTRANSFERABLE. No award may be assigned, transferred, pledged, or otherwise encumbered by a Participant, other than by will or by the laws of descent and distribution. Each award may be exercised during the Participant's lifetime only by the Participant or the Participant's legal representative.

On February 8, 2001, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, the above described Amendment to the 1999 Plan for the foregoing purposes.

The Amendment to the 1999 Plan is subject to approval by the affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy at the Annual Meeting. If the Amendment of the 1999 Plan is so approved, it will become effective on the date of adoption by the Board.

The Board believes that the adoption of the Amendment to the 1999 Plan is an essential element of the management, growth and financial success of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE STOCK OPTION PLAN - 1999.

PROPOSAL 4.

TO APPROVE AN AMENDMENT TO THE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

The Non-Employee Director Plan was approved by the Board of Directors and the shareholders in 1996, to be effective as of April 27, 1995 (the "Effective Date").

The purpose of the Non-Employee Director Plan is to promote the achievement of long-term objectives of WCC by linking the personal interests of Non-Employee Directors to those of WCC shareholders, and to attract and retain Non-Employee Directors of outstanding competence.

SUMMARY DESCRIPTION OF THE AMENDMENT TO THE NON-EMPLOYEE DIRECTOR PLAN

        SHARES SUBJECT TO THE NON-EMPLOYEE DIRECTOR PLAN. The Amendment to the Non-Employee Director Plan increases the number of shares of Common Stock subject to options under the Non-Employee Director Plan to Fifty five thousand (55,000) shares of Common Stock, an increase of Twenty five thousand (25,000) shares.

SUMMARY DESCRIPTION OF THE EXISTING NON-EMPLOYEE DIRECTOR PLAN

The following summarizes the material terms of the existing Non-Employee Director plan. The Non-Employee Director Plan shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan, until all Shares subject to the Plan have been purchased or acquired according to the Plan's provisions. However, in no event may an Option be granted under the Plan on after April 26, 2005.

        ELIGIBILITY UNDER THE PLAN. Non-Employee Directors shall be eligible to become Participants in the Plan.

        ADMINISTRATION OF THE PLAN. The Non-Employee Director Plan is administered by the Nominating and Compensation Committee of the Board of Directors (the "Committee").

        GRANTS OF OPTIONS. Subject to the limitation on the number of Shares subject to this Plan, each Non-Employee Director shall be granted an Option to purchase two thousand (2,000) shares upon his or her election and/or reelection to serve on the Board of Directors.

        STOCK OPTIONS. The purchase price per share available for purchase under an Option shall be equal to the Fair Market Value of such Share on the date the Option is granted. Each Option shall expire on the tenth (10th) anniversary date of its grant. Options granted under the Plan shall be 100 percent vested at all times. Participants shall be entitled to exercise Options at any time, and from time to time, within the time period beginning on the date on which the Option is granted, and ending ten (10) years after grant of the Option.

        TERMINATION OF SERVICE ON BOARD. Termination of service due to Disability or Death shall enable the Participant or the Participant's legal representative or beneficiary to exercise any outstanding Options before the earlier of the expiration date of such Options; or the second anniversary of the Participant's Disability or Death. Termination of service due to any reasons other than Disability or Death shall enable the Participant to exercise any outstanding Options at any time prior to their expiration date, or for ten years from the date of the grant of the Options.

        AWARDS NONTRANSFERABLE. No Option granted under this Plan may be sold, assigned, transferred, pledged, or otherwise encumbered by a Participant, other than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.

On February 8, 2001, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, the above described Amendment to the Non-Employee Director Plan for the foregoing purposes.

The Amendment to the Non-Employee Director Plan is subject to approval by the affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy at the Annual Meeting. If the Amendment of the Non-Employee Director Plan is so approved, it will become effective on the date of adoption by the Board.

The Board believes that the adoption of the Amendment to the Non-Employee Director Plan is an essential element of the management, growth and financial success of the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE AMENDMENT TO THE NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN.

SHAREHOLDER PROPOSAL DEADLINE

Shareholder proposals intended to be presented at the year 2002 Annual Meeting of Shareholders must be received by WCC for inclusion in WCC's Proxy Statement and form of proxy relating to that meeting by November 16, 2001. Additionally, WCC must have notice of any shareholder proposal to be submitted at the 2002 Annual Meeting of Shareholders (but not required to be included in WCC's Proxy Statement) by January 30, 2002, or such proposal will be considered untimely pursuant to Rule 14a-5(e) under the Exchange Act and persons named in the proxies solicited by management may exercise discretionary voting authority with respect to such proposal.

OTHER MATTERS

The Board of Directors knows of no other matters to come before the shareholders' meeting. However, if any other matters properly come before the meeting or any of its adjournments, the person or persons voting the proxies will vote them in accordance with their best judgment on such matters.

BY ORDER OF THE BOARD OF DIRECTORS,

                                          /s/ JOHN J. BULFIN

                                          John J. Bulfin
                                          Senior Vice President, General
                                          Counsel, and Corporate Secretary

March 16, 2001

--------------------------------------------------------------------------------

A COPY OF WCC'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, BUT EXCLUDING EXHIBITS THERETO, REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE MADE AVAILABLE WITHOUT CHARGE TO INTERESTED SHAREHOLDERS UPON WRITTEN REQUEST TO MARGARET PEARSON, VICE PRESIDENT, CORPORATE & INVESTOR RELATIONS, WACKENHUT CORRECTIONS CORPORATION, 4200 WACKENHUT DRIVE, PALM BEACH GARDENS, FLORIDA, 33410-4243.

                       WACKENHUT CORRECTIONS CORPORATION

                            AUDIT COMMITTEE CHARTER
                                   APPENDIX I

I. PURPOSE

          The primary function of the Audit Committee of Wackenhut Corrections Corporation ("the Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities relating to:

             - the quality, reliability and integrity of WCC's external financial reporting process;

             - the adequacy of WCC's internal accounting and administrative controls including compliance with corporate policies, legal and regulatory requirements; and

             - the performance of WCC's independent accountants, who are accountable to the Board of Directors and the Committee.

II. RESPONSIBILITIES

          The Audit Committee's responsibilities shall include:

             - Recommending to the Board of Directors the appointment of WCC's independent accountants to conduct the annual audit.

             - Evaluating together with the Board of Directors the performance of the independent accountants and, if so determined by the Committee, recommending that the Board of Directors replace the independent accountants.

             - Ensuring that the independent accountants submit at least annually to the Committee a formal written statement delineating all relationships between the independent accountants and WCC. The Committee is responsible for actively engaging in dialogue with the independent accountants with respect to any disclosed relationships or services that may impact their objectivity and independence, and for recommending that the Board take appropriate action to satisfy itself of the independent accountants independence.

             - Conferring with the independent accountants and internal auditors concerning the scope and nature of their examinations of the books and records of WCC. Such matters may include but are not limited to an examination of WCC's internal audit charter, annual audit plans and budgets, and authorization of supplemental reviews or audits.

             - Reviewing the audited financial statements to be included in
               WCC's annual Report on form 10-K prior to filing such reports with the Securities and Exchange Commission. Such reviews shall include discussions with the independent accountants concerning such matters as the nature and extent of any significant changes in accounting principles or their application.

             - Providing a report disclosing the Committee's oversight with respect to financial reporting.

             - Reviewing WCC's financial information to be included in its quarterly reports on Form 10-Q prior to filing such reports with the Securities and Exchange Commission. Such reviews shall include discussions with the independent accountants concerning such matters as the nature and extent of any significant changes in accounting principles or their application.

             - Reviewing the costs of audit services performed by the
               independent accountants.

             - Meeting periodically with management, the independent accountants and internal auditors to review WCC's major financial risk exposures and the steps management has taken to monitor and control such exposures.

             - Obtaining from the independent accountants and internal auditors their recommendations regarding internal controls and matters relating to the accounting procedures and books and records of WCC and corrective actions implemented.

             - Reviewing the performance of the internal audit function.

             - Providing an open avenue of communication with the independent accountants, financial and senior management, the internal auditors, and the Board of Directors.

             - Reviewing the Audit Committee Charter on an annual basis and recommending changes, if any, to the Board of Directors.

III. COMPOSITION

          The Committee shall be comprised of at least three independent directors each of whom shall meet the independence and experience requirements of the New York Stock Exchange.

          The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board. The members of the Committee shall serve until their successors shall be duly elected and qualified.

IV. MEETINGS

          The Committee shall meet at least four times annually. The Committee shall meet at least once a year with management, the Director of Internal Audit and the independent accountants. Meetings may be held in separate executive sessions to discuss any matters that the Committee or each of these groups believes should be discussed privately.

          The Committee shall report through its Chairperson to the Board of Directors on the results of its meetings and activities.

          The Committee shall maintain minutes or other records as appropriate of all meetings and activities.

V. LIMITATION OF DUTIES

          While the Committee has the responsibilities and powers set forth in the Charter, it is not the duty of the Committee to plan or conduct audits or to determine that WCC's financial statements are complete, accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Neither is it the duty of the Audit Committee to investigate or resolve disagreements, if any, between management and the independent accountants.

                                    AMENDMENT

                        WACKENHUT CORRECTIONS CORPORATION

                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

Pursuant to Article 7.1 of the Wackenhut Corrections Corporation Non-Employee Director Stock Option Plan (the "Plan"), Article 4.1 is hereby amended to state as follows:

4.1  NUMBER OF SHARES

Subject to adjustment as provided in Section 4.3, no more than 85,000 Shares will be eligible for purchase by Participants pursuant to Options granted under this Plan.

The Board of Directors recommends a vote FOR Proposals 1, 2, 3, and 4.

                                                         Please mark your
                                                         votes as indicated  [X]
                                                         in this example


1. ELECTION OF DIRECTORS:               Nominees:
                                        01 Wayne H. Calabrese      06 John F. Ruffle
   VOTE FOR all nominees     VOTE       02 Norman A. Carlson       07 George R. Wackenhut    3. Proposal to   FOR   AGAINST  ABSTAIN
    listed to the right    WITHHELD     03 Benjamin R. Civiletti   08 Richard R. Wackenhut      amend the     [ ]     [ ]      [ ]
     (except as marked     as to all    04 Richard H. Glanton      09 George C. Zoley           Stock Option
     to the contrary).     nominees.    05 Manuel J. Justiz        10 L. Maslowe                Plan - 1999.
          [ ]                [ ]

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a              4. Proposal to   FOR   AGAINST  ABSTAIN
line through the nominee's name in the list above.                                              amend the     [ ]     [ ]      [ ]
                                                                                                Non-Employee
                                                    FOR        AGAINST     ABSTAIN              Director Stock
2. To ratify the appointment of ARTHUR ANDERSEN     [ ]          [ ]         [ ]                Option Plan.
   LLP as independent certified
   public accountants of the Corporation.                                                    5. In their discretion, the Proxies
                                                                                                are authorized to vote upon such
                                                                                                other business as may properly come
                                                                                                before the meeting.




                                                                                       Please date and sign exactly as name appears
                                                                                       below. Joint owners should each sign.
                                                                                       Attorneys-in-fact, Executors,
                                                                                       Administrators, Trustees, Guardians, or
                                                                                       corporate officers should give full title.

                                                                                       Dated:                              , 2001
                                                                                               ----------------------------

                                                                                       ------------------------------------------
                                                                                                         Signature

                                                                                       ------------------------------------------
Please mark, sign, date and return this Proxy in the accompanying addressed envelope.           Signature if held jointly
-----------------------------------------------------------------------------------------------------------------------------------
                                                     *FOLD AND DETACH HERE  *

                                                   VOTE BY TELEPHONE OR MAIL
                                                 24 HOURS A DAY, 7 DAYS A WEEK

                     YOUR telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

               Telephone
            1-800-840-1208                                                                 Mail

   Use any touch-tone telephone to vote your                             Mark, sign and date your proxy card
   proxy. Have your proxy card in hand when you                                            and
   call. You will be prompted to enter your           OR                return it in the enclosed postage-paid
   control number, located in the box below,                                            envelope.
   and then follow the directions given.



                                         IF YOU VOTE YOUR PROXY BY TELEPHONE,
                                       YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                        WACKENHUT CORRECTIONS CORPORATION

                              4200 Wackenhut Drive
                        Palm Beach Gardens, Florida 33410

           This Proxy is Solicited on Behalf of the Board of Directors

         The undersigned hereby appoints George R. Wackenhut and George C. Zoley as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Wackenhut Corrections Corporation held of record by the undersigned on March 16, 2001, at the Annual Meeting of Shareholders to be held at the Four Seasons Resort Palm Beach, 2800 South Ocean Blvd., Palm Beach, Florida, at 9:00 A.M., May 3, 2001, or at any adjournment thereof.

         This Proxy is solicited by the Board of Directors and will be voted in accordance with the above instructions. If no instructions are specified, this Proxy will be voted FOR Proposals 1, 2, 3 and 4. On any other business which may properly come before the meeting, the shares will be voted in accordance with the judgement of the persons named as proxies.

                  (Continued, and to be signed, on other side.)

--------------------------------------------------------------------------------
                             *FOLD AND DETACH HERE *